SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                                              ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                               September 19, 2002
                Date of Report (Date of earliest event reported)



                               ConAgra Foods, Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                        1-7275                   47-0248710
(State or other                   (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


One ConAgra Drive, Omaha, Nebraska                            68102-5001
(Address of principal executive offices)                      (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 595-4000


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Item 2.  Acquisition or Disposition of Assets.

     On September 19, 2002, ConAgra Foods, Inc. ("ConAgra Foods") completed a transaction whereby it sold its fresh beef and pork businesses to Swift Foods Company ("Swift Foods"), a venture 54% owned by HMTF Rawhide, L.P. and 46% owned by ConAgra Foods. HMTF Rawhide, L.P. is a limited partnership formed by Hicks, Muse, Tate & Furst Incorporated ("Hicks Muse") and Greeley Investments, LLC (an affiliate of George N. Gillett, Jr.). The transaction was completed pursuant to an agreement, dated as of May 20, 2002, by and among ConAgra Foods, Inc., Swift Foods (formerly S & C Holdco, Inc.) and HMTF Rawhide, L.P., as amended by amendment no. 1, dated as of July 3, 2002, and amendment no. 2, dated as of September 3, 2002.

         On September 19, 2002, in connection with the closing of the transaction, ConAgra Foods received:

         - $766 million in cash;
         - a 46% equity interest in Swift Foods valued at $150 million;
         - a $30 million 8% secured promissory note issued by Monfort Finance Company, Inc., the cattle feeding business of Swift Foods;
         - $262 million payable by the cattle feeding business of Swift Foods to ConAgra Foods pursuant to a secured line of credit carrying an interest rate of LIBOR plus 3.5%; and
         - $150 million subordinated promissory note payable by S&C Holdco 2, a subsidiary of Swifts Foods, maturing in seven and one-half years, with paid-in-kind interest accruing at 8% for the first five years, 9% in the sixth year and 10% thereafter.

The amount of consideration received was equivalent to the estimated book value of the business on September 19, 2002, and is subject to post-closing adjustments. ConAgra Foods also purchased $150 million of 12.5% senior subordinated notes issued by Swift & Company, a subsidiary of Swift Foods, as part of the transaction, which effectively reduced the amount of cash received.

         ConAgra Foods entered into a stockholders agreement with Hicks Muse and Swift Foods as part of the transaction. The agreement provides for the election of directors, registration rights, restrictions on transfer and other rights regarding the sale of Swift Foods common stock, the sale of the Swift Foods cattle feeding business and a right of ConAgra Foods to force the sale of Swift Foods after five years.

         The parties entered into a market-based preferred supplier agreement pursuant to which for an initial term of seven years, Swift & Company will supply fresh beef and pork products at fair market prices based on prior pricing practices between ConAgra Foods and its fresh beef and pork processing businesses. Additionally, pursuant to the revolving credit agreement referenced above, the secured line of credit limit is $350 million, with principal paid to ConAgra Foods as cattle and assets are sold, and bearing floating rate interest payable monthly.



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Item 7.  Financial Statements and Exhibits.

(b)      Pro forma Financial Information

              The unaudited pro forma combined condensed financial statements, which give effect to the disposition by ConAgra Foods of it fresh beef and pork business for the year ended May 26, 2002 are attached as Exhibit 99.1.

(c)      Exhibits

          2.1 Agreement, dated as of May 20, 2002, by and among ConAgra Foods, Inc., Swift Foods Company (formerly S & C Holdco, Inc.) and HMTF Rawhide, L.P., incorporated by reference to Exhibit 2.1 of ConAgra Foods' current report on Form 8-K dated May 21, 2002.

          2.2 Amendment No. 1, dated as of July 3, 2002, and Amendment No. 2, dated as of September 3, 2002, to Agreement, dated as of May 20, 2002, incorporated by reference to Exhibit 2.1 of ConAgra Foods' current report on Form 8-K dated September 3, 2002.

          99.1 The unaudited pro forma combined condensed financial statements, which give effect to the disposition by ConAgra Foods of it fresh beef and pork business for the year ended May 26, 2002.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CONAGRA FOODS, INC.


Date:  October 4, 2002                By:   /s/ James P. O'Donnell
                                          ---------------------------------
                                          Name:    James P. O'Donnell
                                          Title:   Executive Vice President,
                                                   Chief Financial Officer and
                                                   Corporate Secretary



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                                  EXHIBIT INDEX


Exhibit          Description                                           Page

2.1 Agreement, dated as of May 20, 2002, by and among ConAgra Foods, Inc., Swift Foods Company (formerly S & C Holdco, Inc.) and HMTF Rawhide, L.P., incorporated by reference to Exhibit
     2.1 of ConAgra  Foods' current report on Form 8-K dated May 21,
     2002.

2.2 Amendment No. 1, dated as of July 3, 2002, and Amendment No. 2, dated as of September 3, 2002, to Agreement, dated as of May 20, 2002, incorporated by reference to Exhibit 2.1 of ConAgra Foods' current report on Form 8-K dated September 3, 2002.

99.1 The unaudited pro forma combined condensed financial statements, which give effect to the disposition by ConAgra Foods of it fresh  beef and pork business for the year ended May 26, 2002.......